UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2022
Semiannual Report
to Shareholders
DWS ESG Global Bond Fund

Contents
4	Letter to Shareholders
5	Performance Summary
9	Portfolio Manager
10	Portfolio Summary
12	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
48	Information About Your Fund’s Expenses
50	Liquidity Risk Management
51	Advisory Agreement Board Considerations and Fee Evaluation
56	Account Management Resources
58	Privacy Statement
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS ESG Global Bond Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Incorporation of ESG criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
Environmental, social and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments: Environmental (how a company performs as a steward of nature); Social (how a company manages relationships with employee, suppliers, customers and communities); Governance (company’s leadership, executive pay, shareholder rights, etc).
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
DWS ESG Global Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
While 2022 began with a moderately positive outlook for the economy given good corporate earnings and continued support from central banks, that shifted in late February as a result of escalating tensions between Russia and Ukraine, leading to a major conflict and subsequently a war. The attack on Ukraine has created an incredible humanitarian crisis as well as an economic and geopolitical emergency. At the time of this letter, our portfolio managers are focused on continuously assessing risks and forming opinions on the impact of this crisis on inflation, global trade, and the future of the world economy. As the current situation changes each day there is great uncertainty, and as such, we expect volatility to remain high until this conflict is resolved.
Our CIO Office expects that decisive interventions by central banks and other authorities will help ease current stress on financial systems. We also expect that the U.S. Federal Reserve (the “Fed” ) will remain on its course to fight increasing inflation expectations by increasing the key interest rates several times over the course of the year. Even more than the Fed, we believe that the European Central Bank (the “ECB” ) will focus on fighting recession and financial security risks as an immediate priority by continuing to monitor the impact of higher energy prices and dependencies on Russian gas imports. This may delay ECB changes to the net asset purchasing program. Our view is that the scope and pace of a future recovery from the resolution of the Ukraine crisis is likely to remain uneven among regions, asset classes and investment sectors.
In our view, the current market environment is one that underscores the value and importance of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office, which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world, makes an important difference in executing strategic and tactical decisions for the DWS Funds. As always, thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS ESG Global Bond Fund

Performance Summary	April 30, 2022 (Unaudited)
Class A	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
Unadjusted for Sales Charge	–7.66%	–7.46%	0.56%	1.08%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–11.81%	–11.62%	–0.37%	0.61%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–7.25%	–6.75%	1.56%	2.49%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		–4.74%	1.21%	1.45%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–9.03%	0.28%	0.99%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.92%	2.25%	2.84%
Class C	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
Unadjusted for Sales Charge	–7.98%	–8.18%	–0.19%	0.32%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–8.90%	–8.18%	–0.19%	0.32%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–7.25%	–6.75%	1.56%	2.49%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.58%	0.44%	0.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–5.58%	0.44%	0.69%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.92%	2.25%	2.84%
Class S	6-Month ‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/22
No Sales Charges	–7.55%	–7.23%	0.83%	1.33%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–7.25%	–6.75%	1.56%	2.49%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
No Sales Charges		–4.61%	1.46%	1.70%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.92%	2.25%	2.84%

DWS ESG Global Bond Fund	|	5

Institutional Class	6-Month ‡	1-Year	Life of Class*
Average Annual Total Returns as of 4/30/22
No Sales Charges	–7.46%	–7.15%	–6.50%
Bloomberg Global Aggregate Bond Currency Hedged Index†	–7.25%	–6.75%	–6.10%
Average Annual Total Returns as of 3/31/22 (most recent calendar quarter end)
No Sales Charges		–4.53%	–5.10%
Bloomberg Global Aggregate Bond Currency Hedged Index†		–3.92%	–4.54%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2022 are 1.18%, 2.10%, 0.97% and 0.96% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
6	|	DWS ESG Global Bond Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
The growth of $10,000 is cumulative.
*	Institutional class shares commenced operations on December 1, 2020.
†	Bloomberg Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.
‡	Total returns shown for periods less than one year are not annualized.
	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/22	$ 8.72	$ 8.71	$ 8.71	$ 8.71
10/31/21	$ 9.48	$ 9.47	$ 9.47	$ 9.46
Distribution Information as of 4/30/22
Income Dividends, Six Months	$ .04	$ .00*	$ .05	$ .05
April Income Dividend	$ .0075	$ .0021	$ .0093	$ .0092
SEC 30-day Yield‡	1.91%	1.24%	2.25%	2.24%
Current Annualized Distribution Rate‡	1.03%	.29%	1.28%	1.27%
*	Amount is less than $.005.
DWS ESG Global Bond Fund	|	7

‡	The SEC yield is net investment income per share earned over the month ended April 30, 2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.39%, 0.54%, 1.63% and 1.94% for Class A, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2022. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 0.51%, 0.00%, 0.66% and 0.97% for Class A, Class C, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
8	|	DWS ESG Global Bond Fund

Portfolio Manager
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—
Senior Portfolio Manager and Co-Head of US Credit: New York.
—
BA and MA in Economics, State University of New York at Albany.
DWS ESG Global Bond Fund	|	9

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/22	10/31/21
Corporate Bonds	33%	53%
Financials	18%	25%
Information Technology	4%	7%
Consumer Discretionary	4%	4%
Communication Services	2%	4%
Real Estate	2%	3%
Health Care	2%	6%
Industrials	1%	2%
Consumer Staples	0%	1%
Materials	0%	1%
Utilities	—	0%
Government & Agency Obligations	63%	41%
Sovereign Bonds	33%	28%
U.S. Treasury Obligations	29%	12%
Other Government Related	1%	1%
Other	4%	6%
Commercial Mortgage-Backed Securities	2%	2%
Collateralized Mortgage Obligations	1%	2%
Asset-Backed	1%	1%
Mortgage-Backed Securities Pass-Throughs	—	1%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/22	10/31/21
United States	53%	49%
Germany	13%	7%
Canada	6%	7%
United Kingdom	5%	8%
Italy	4%	5%
Japan	4%	5%
Luxembourg	2%	0%
Spain	2%	3%
Australia	2%	3%
Netherlands	2%	2%
France	2%	3%
Other	5%	8%
	100%	100%

10	|	DWS ESG Global Bond Fund

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/22	10/31/21
United States Dollar	108%	102%
Australian Dollar	0%	0%
Canadian Dollar	-0%	-0%
Japanese Yen	-0%	-0%
British Pound	-3%	-2%
Euro	-5%	0%
	100%	100%
*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/22	10/31/21
AAA	53%	27%
AA	11%	12%
A	15%	23%
BBB	18%	31%
BB	3%	7%
B	0%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	4/30/22	10/31/21
Effective Maturity	8.4 years	9.3 years
Effective Duration	6.0 years	7.1 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 56 for contact information.
DWS ESG Global Bond Fund	|	11

Investment Portfolio	as of April 30, 2022 (Unaudited)
	Principal Amount ($) (a)		Value ($)
Bonds 91.1%
Australia 2.0%
Government of Australia, REG S, 2.25%, 5/21/2028	AUD	1,275,000	864,357
Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	311,306
(Cost $1,291,966)			1,175,663
Austria 0.1%
Suzano Austria GmbH, 2.5%, 9/15/2028 (Cost $69,112)		70,000	59,640
British Virgin Islands 0.3%
TSMC Global Ltd., 144A, 2.25%, 4/23/2031 (Cost $199,662)		200,000	171,034
Canada 5.3%
Bank of Nova Scotia, 3.625%, 10/27/2081		270,000	215,583
Canadian Government Bond:
0.5%, 9/1/2025	CAD	2,500,000	1,808,236
1.25%, 6/1/2030	CAD	500,000	344,424
Canadian Pacific Railway Co.:
3.0%, 12/2/2041		20,000	16,264
3.1%, 12/2/2051		20,000	15,484
Ford Credit Canada Co., 4.46%, 11/13/2024	CAD	300,000	230,607
Manulife Financial Corp., 3.703%, 3/16/2032		295,000	281,032
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032		95,000	87,480
Royal Bank of Canada, 1.15%, 7/14/2026		150,000	134,491
(Cost $3,241,163)			3,133,601
Chile 0.8%
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025		200,000	194,014
Chile Government International Bond, 2.55%, 1/27/2032 (b)		350,000	303,653
(Cost $553,552)			497,667
France 1.4%
Government of France, REG S, 144A, 1.5%, 5/25/2050 (Cost $1,142,393)	EUR	850,000	825,473
Germany 11.9%
Bundesrepublik Deutschland Bundesanleihe:
REG S, 0.0%, 11/15/2028	EUR	1,761,482	1,768,391
REG S, 0.0%, 8/15/2031	EUR	1,375,000	1,335,644
REG S, 0.0%, 2/15/2032	EUR	1,444,297	1,391,000
REG S, 0.0%, 8/15/2052	EUR	105,257	80,173
The accompanying notes are an integral part of the financial statements.
12	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)		Value ($)
REG S, 0.25%, 2/15/2029	EUR	550,000	560,092
REG S, 1.25%, 8/15/2048	EUR	295,000	326,596
Kreditanstalt Fuer Wiederaufbau:
0.625%, 1/22/2026		1,000,000	916,461
1.25%, 1/31/2025		750,000	717,149
(Cost $8,003,989)			7,095,506
India 0.3%
REC Ltd., 144A, 4.75%, 5/19/2023 (Cost $199,392)		200,000	201,529
Ireland 0.2%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026 (Cost $145,469)		150,000	133,349
Italy 3.6%
Italy Buoni Poliennali Del Tesoro:
REG S, 0.5%, 2/1/2026	EUR	250,000	253,067
REG S, 0.9%, 4/1/2031	EUR	400,000	363,498
REG S, 144A, 1.85%, 7/1/2025	EUR	350,000	372,962
Republic of Italy:
1.25%, 2/17/2026		350,000	318,220
2.375%, 10/17/2024		435,000	423,733
2.875%, 10/17/2029		435,000	396,369
(Cost $2,444,808)			2,127,849
Japan 3.4%
Japan Government Ten Year Bond, 0.1%, 6/20/2030	JPY	35,000,000	268,042
Japan Government Thirty Year Bond, 0.4%, 6/20/2049	JPY	122,000,000	820,726
Japan Government Twenty Year Bond, 0.4%, 6/20/2040	JPY	100,000,000	735,234
Mizuho Financial Group, Inc., 1.234%, 5/22/2027		215,000	190,175
(Cost $2,694,275)			2,014,177
Luxembourg 2.1%
European Investment Bank, 2.75%, 8/15/2025 (Cost $1,240,962)		1,250,000	1,242,492
Mexico 0.3%
United Mexican States, 3.5%, 2/12/2034 (Cost $198,912)		200,000	169,008
Netherlands 1.5%
ABN AMRO Bank NV, 144A, 2.47%, 12/13/2029		200,000	175,386
ING Groep NV, 3-month USD-LIBOR + 1.0%, 1.962% (c), 10/2/2023		200,000	201,697
NXP BV:
144A, 2.5%, 5/11/2031		150,000	124,624
144A, 2.65%, 2/15/2032 (b)		35,000	29,269
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	13

	Principal Amount ($) (a)		Value ($)
144A, 3.125%, 2/15/2042		60,000	46,412
Telefonica Europe BV, REG S, 3.875%, Perpetual (d)	EUR	300,000	306,626
(Cost $993,292)			884,014
New Zealand 0.5%
Bank of New Zealand, 144A, 3.5%, 2/20/2024 (Cost $299,100)		300,000	301,159
Portugal 0.8%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $474,078)		460,000	479,137
Spain 2.1%
Spain Government Bond:
REG S, 144A, 0.6%, 10/31/2029	EUR	1,000,000	981,960
REG S, 144A, 1.25%, 10/31/2030	EUR	250,000	253,861
(Cost $1,470,538)			1,235,821
Switzerland 0.7%
UBS Group AG, 144A, 3.491%, 5/23/2023 (Cost $402,800)		400,000	400,525
United Arab Emirates 0.7%
DP World Ltd., 144A, 2.375%, 9/25/2026 (Cost $462,508)	EUR	400,000	419,870
United Kingdom 4.9%
Bank of England Euro Note, 144A, 0.5%, 4/28/2023		620,000	608,958
Barclays PLC, 3.33%, 11/24/2042		200,000	156,053
LSEGA Financing PLC, 144A, 2.0%, 4/6/2028		300,000	265,087
Standard Chartered PLC, 144A, 1.214%, 3/23/2025		200,000	189,306
United Kingdom Gilt:
REG S, 0.375%, 10/22/2030	GBP	500,000	558,745
REG S, 0.625%, 10/22/2050	GBP	430,000	378,325
REG S, 0.875%, 10/22/2029	GBP	660,000	778,475
(Cost $3,284,865)			2,934,949
United States 48.2%
7-Eleven, Inc.:
144A, 0.95%, 2/10/2026		14,000	12,521
144A, 1.3%, 2/10/2028		23,000	19,523
144A, 1.8%, 2/10/2031		84,000	67,911
AbbVie, Inc.:
4.25%, 11/21/2049		56,000	51,288
4.75%, 3/15/2045		34,000	33,087
American Express Credit Account Master Trust, “A” , Series 2019-3, 2.0%, 4/15/2025		700,000	701,054
American Honda Finance Corp., 1.3%, 9/9/2026		120,000	109,117
The accompanying notes are an integral part of the financial statements.
14	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
Amgen, Inc.:
2.8%, 8/15/2041	24,000	18,407
3.0%, 2/22/2029	30,000	28,148
3.0%, 1/15/2052	50,000	36,149
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	57,000	56,181
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	63,000	59,259
5.55%, 1/23/2049	39,000	41,617
Apple, Inc.:
2.375%, 2/8/2041	186,000	144,949
2.7%, 8/5/2051	71,000	54,427
AT&T, Inc.:
2.55%, 12/1/2033	17,000	14,107
3.65%, 6/1/2051	50,000	40,522
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 1.984% (c), 6/15/2035	500,000	483,705
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.904% (c), 9/15/2034	333,000	321,315
Bank of America Corp.:
3-month USD-LIBOR + 0.77%, 1.085% (c), 2/5/2026	101,000	100,520
2.972%, 2/4/2033	260,000	226,239
2.972%, 7/21/2052	50,000	36,984
3.824%, 1/20/2028	69,000	67,081
4.375%, Perpetual (d)	165,000	146,025
Bank of New York Mellon Corp.:
3.7%, Perpetual (d)	113,000	104,525
3.75%, Perpetual (d)	217,000	193,130
Barclays Dryrock Issuance Trust, “A” , Series 2019-1, 1.96%, 5/15/2025	430,000	430,591
Baxter International, Inc., 144A, 1.915%, 2/1/2027	30,000	27,290
Bristol-Myers Squibb Co.:
2.55%, 11/13/2050	45,000	32,379
3.7%, 3/15/2052	80,000	70,894
Capital One Financial Corp., 2.359%, 7/29/2032	130,000	104,635
Centene Corp.:
2.45%, 7/15/2028	80,000	69,793
2.625%, 8/1/2031	180,000	149,528
Cigna Corp.:
2.375%, 3/15/2031	18,000	15,406
3.4%, 3/15/2051	41,000	32,106
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	15

	Principal Amount ($) (a)	Value ($)
Corebridge Financial, Inc.:
144A, 3.9%, 4/5/2032	100,000	93,854
144A, 4.35%, 4/5/2042	80,000	72,346
Crown Castle International Corp., (REIT), 3.8%, 2/15/2028	102,000	98,193
CVS Health Corp.:
1.75%, 8/21/2030	80,000	65,130
2.7%, 8/21/2040	15,000	11,315
5.05%, 3/25/2048	35,000	35,211
DaVita, Inc., 144A, 4.625%, 6/1/2030	225,000	195,750
Dell International LLC:
144A, 3.45%, 12/15/2051	58,000	40,898
4.9%, 10/1/2026	131,000	133,712
5.3%, 10/1/2029	40,000	41,221
Discovery Communications LLC, 4.0%, 9/15/2055	10,000	7,499
Equinix, Inc., (REIT), 3.9%, 4/15/2032	220,000	206,407
ERP Operating LP, (REIT), 1.85%, 8/1/2031	95,000	80,236
Fannie Mae-Aces, “A1” , Series 2021-M1S, 0.833%, 12/25/2030	289,564	258,909
FedEx Corp., 2.4%, 5/15/2031	60,000	51,530
Ford Motor Co., 3.25%, 2/12/2032	260,000	211,302
Ford Motor Credit Co. LLC, 2.7%, 8/10/2026	400,000	356,592
General Motors Financial Co., Inc., 4.3%, 4/6/2029	450,000	429,194
Gilead Sciences, Inc.:
1.65%, 10/1/2030	20,000	16,596
2.8%, 10/1/2050	30,000	21,505
HCA, Inc.:
4.125%, 6/15/2029	61,000	58,362
5.25%, 6/15/2049	38,000	36,218
Hewlett Packard Enterprise Co., 4.45%, 10/2/2023	50,000	50,731
Hilton Domestic Operating Co., Inc., 144A, 4.0%, 5/1/2031	165,000	147,568
Home Depot, Inc.:
3.25%, 4/15/2032	140,000	131,039
3.625%, 4/15/2052	100,000	87,941
HP, Inc., 4.2%, 4/15/2032	300,000	275,160
Intel Corp.:
3.05%, 8/12/2051	20,000	15,527
3.2%, 8/12/2061	10,000	7,555
InTown Hotel Portfolio Trust, “C” , Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.65%, 2.205% (c), 1/15/2033	230,000	228,389
JPMorgan Chase & Co.:
SOFR + 1.18%, 1.402% (c), 2/24/2028	267,000	263,876
1.953%, 2/4/2032	40,000	32,661
2.739%, 10/15/2030	41,000	36,418
The accompanying notes are an integral part of the financial statements.
16	|	DWS ESG Global Bond Fund

	Principal Amount ($) (a)	Value ($)
2.963%, 1/25/2033	110,000	96,775
3.328%, 4/22/2052	35,000	27,916
3.782%, 2/1/2028	194,000	188,241
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2021-2NU, 144A, 1.974%, 1/5/2040	220,000	195,702
Lowe’s Companies, Inc.:
2.8%, 9/15/2041	50,000	38,099
3.0%, 10/15/2050	51,000	37,756
4.25%, 4/1/2052	60,000	53,916
Magallanes, Inc.:
144A, 4.279%, 3/15/2032	160,000	148,623
144A, 5.05%, 3/15/2042	70,000	63,772
144A, 5.141%, 3/15/2052	80,000	71,322
144A, 5.391%, 3/15/2062	60,000	53,261
Micron Technology, Inc., 2.703%, 4/15/2032	50,000	41,588
Microsoft Corp.:
2.525%, 6/1/2050	45,000	33,740
2.921%, 3/17/2052	64,000	51,882
Morgan Stanley:
2.484%, 9/16/2036	145,000	116,008
2.943%, 1/21/2033	79,000	68,866
3.217%, 4/22/2042	10,000	8,216
MSCI, Inc.:
144A, 3.25%, 8/15/2033	60,000	50,700
144A, 3.625%, 9/1/2030	100,000	88,190
NortonLifeLock, Inc., 3.95%, 6/15/2022	275,000	274,312
NVIDIA Corp., 2.0%, 6/15/2031	180,000	154,397
Oracle Corp., 3.65%, 3/25/2041	79,000	61,183
PNC Financial Services Group, Inc., 3.4%, Perpetual (d)	220,000	189,200
Royal Caribbean Cruises Ltd., 144A, 5.5%, 4/1/2028 (b)	45,000	41,062
Salesforce, Inc., 2.9%, 7/15/2051	135,000	105,656
Starbucks Corp., 4.45%, 8/15/2049	50,000	46,180
Sumit Mortgage Trust, “D” , Series 22-BVUE, 144A, 2.989% (c), 2/12/2041	250,000	214,008
Take-Two Interactive Software, Inc., 4.0%, 4/14/2032	110,000	104,737
Texas Instruments, Inc., 1.125%, 9/15/2026	40,000	36,371
The Charles Schwab Corp., Series I, 4.0%, Perpetual (d)	165,000	149,614
The Goldman Sachs Group, Inc.:
0.855%, 2/12/2026	150,000	136,947
1.431%, 3/9/2027	70,000	62,487
1.992%, 1/27/2032	103,000	83,208
2.908%, 7/21/2042	48,000	36,610
3.8%, Perpetual (d)	175,000	153,997
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	17

	Principal Amount ($) (a)	Value ($)
T-Mobile U.S.A., Inc.:
3.0%, 2/15/2041	49,000	37,343
3.3%, 2/15/2051	38,000	28,426
TSMC Arizona Corp.:
4.25%, 4/22/2032	260,000	258,535
4.5%, 4/22/2052	240,000	239,609
U.S. Bancorp., 3.7%, Perpetual (d)	245,000	209,296
U.S. Treasury Bills:
0.06% (e), 5/19/2022	400,000	399,958
0.219% (e), 5/19/2022 (f)	300,000	299,969
U.S. Treasury Bonds:
1.875%, 11/15/2051	479,100	375,794
2.0%, 11/15/2041	2,716,000	2,247,914
2.25%, 2/15/2052	368,500	316,392
2.375%, 2/15/2042	394,500	348,578
U.S. Treasury Inflation Indexed Note, 0.125%, 10/15/2026	2,911,478	2,999,959
U.S. Treasury Notes:
1.375%, 11/15/2031	320,900	280,236
1.5%, 2/29/2024	2,557,200	2,503,958
1.5%, 2/15/2025	2,260,400	2,176,165
1.875%, 2/28/2029	1,333,600	1,245,457
1.875%, 2/15/2032	2,538,500	2,317,968
Union Pacific Corp., 2.95%, 3/10/2052	30,000	23,001
UnitedHealth Group, Inc.:
2.9%, 5/15/2050	20,000	15,475
3.25%, 5/15/2051	50,000	41,301
Verizon Communications, Inc.:
2.85%, 9/3/2041	63,000	49,162
3.875%, 2/8/2029	20,000	19,726
3.875%, 3/1/2052	83,000	72,288
VMware, Inc., 1.4%, 8/15/2026	50,000	44,816
Walt Disney Co., 2.65%, 1/13/2031	60,000	53,503
WEA Finance LLC, (REIT), 144A, 3.75%, 9/17/2024	325,000	321,044
Welltower, Inc.:
(REIT), 2.8%, 6/1/2031	55,000	48,644
(REIT), 3.1%, 1/15/2030	40,000	36,780
(REIT), 3.85%, 6/15/2032	460,000	437,751
(Cost $30,962,940)		28,632,848
Total Bonds (Cost $59,775,776)		54,135,311

The accompanying notes are an integral part of the financial statements.
18	|	DWS ESG Global Bond Fund

	Shares	Value ($)
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.26% (g) (h) (Cost $388,060)	388,060	388,060
Cash Equivalents 3.8%
DWS Central Cash Management Government Fund, 0.32% (g) (Cost $2,286,480)	2,286,480	2,286,480
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $62,450,316)	95.6	56,809,851
Other Assets and Liabilities, Net	4.4	2,596,649
Net Assets	100.0	59,406,500
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended April 30, 2022 are as follows:
Value ($) at 10/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2022	Value ($) at 4/30/2022
Securities Lending Collateral 0.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.26% (g) (h)
922,235	—	534,175 (i)	—	—	1,670	—	388,060	388,060
Cash Equivalents 3.8%
DWS Central Cash Management Government Fund, 0.32% (g)
1,383,651	21,494,095	20,591,266	—	—	1,122	—	2,286,480	2,286,480
2,305,886	21,494,095	21,125,441	—	—	2,792	—	2,674,540	2,674,540
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2022 amounted to $370,495, which is 0.6% of net assets.
(c)	Variable or floating rate security. These securities are shown at their current rate as of April 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(d)	Perpetual, callable security with no stated maturity date.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	19

(e)	Annualized yield at time of purchase; not a coupon rate.
(f)	At April 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(g)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(h)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(i)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2022.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
At April 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	6/21/2022	4	424,219	393,445	(30,774)
10 Year Japanese Government Bond	JPY	6/13/2022	5	5,802,645	5,764,593	(38,052)
Ultra Long U.S. Treasury Bond	USD	6/21/2022	11	2,023,943	1,764,812	(259,131)
Total unrealized depreciation						(327,957)
At April 30, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2022	59	7,457,357	7,030,219	427,138
2 Year U.S. Treasury Note	USD	6/30/2022	41	8,793,760	8,643,312	150,448
The accompanying notes are an integral part of the financial statements.
20	|	DWS ESG Global Bond Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2022	45	5,282,447	5,070,234	212,213
Ultra 10 Year U.S. Treasury Note	USD	6/21/2022	21	2,937,321	2,709,000	228,321
Total unrealized appreciation						1,018,120
At April 30, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	11,441,210	USD	12,955,992	5/4/2022	884,221	State Street Bank and Trust δ
AUD	1,000,000	USD	712,946	5/4/2022	6,355	State Street Bank and Trust δ
GBP	2,500,000	USD	3,383,359	5/10/2022	239,781	State Street Bank and Trust δ
JPY	275,000,000	USD	2,383,363	6/1/2022	262,125	Bank of America
CAD	3,300,000	USD	2,594,496	7/22/2022	26,544	State Street Bank and Trust δ
Total unrealized appreciation					1,419,026
δ	U.S. Treasury Notes with a value of $1,185,047 received as collateral for open over-the counter derivatives contracts.
Currency Abbreviation(s)

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	21

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Bonds (a)	$ —	$54,135,311	$—	$54,135,311
Short-Term Investments (a)	2,674,540	—	—	2,674,540
Derivatives (b)
Futures Contracts	1,018,120	—	—	1,018,120
Forward Foreign Currency Contracts	—	1,419,026	—	1,419,026
Total	$3,692,660	$55,554,337	$ —	$59,246,997
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (327,957)	$ —	$—	$ (327,957)
Total	$ (327,957)	$ —	$ —	$ (327,957)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
22	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities
as of April 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $59,775,776) — including $370,495 of securities loaned	$ 54,135,311
Investment in DWS Government & Agency Securities Portfolio (cost $388,060)*	388,060
Investment in DWS Central Cash Management Government Fund (cost $2,286,480)	2,286,480
Foreign currency, at value (cost $1,437,273)	1,350,882
Receivable for investments sold	91,506
Receivable for Fund shares sold	7,116
Interest receivable	237,450
Receivable for variation margin on futures contracts	93,215
Unrealized appreciation on forward foreign currency contracts	1,419,026
Foreign taxes recoverable	923
Other assets	33,088
Total assets	60,043,057
Liabilities
Cash overdraft	34,476
Payable upon return of securities loaned	388,060
Payable for investments purchased	73,778
Payable for Fund shares redeemed	49,556
Accrued Directors' fees	792
Other accrued expenses and payables	89,895
Total liabilities	636,557
Net assets, at value	$ 59,406,500
Net Assets Consist of
Distributable earnings (loss)	(6,892,495)
Paid-in capital	66,298,995
Net assets, at value	$ 59,406,500
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	23

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($8,487,303 ÷ 972,773 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 8.72
Maximum offering price per share (100 ÷ 95.50 of $8.72)	$ 9.13
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($162,740 ÷ 18,688 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 8.71
Class S
Net Asset Value, offering and redemption price per share ($49,776,919 ÷ 5,716,141 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 8.71
Institutional Class
Net Asset Value, offering and redemption price per share ($979,538 ÷ 112,513 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.71
The accompanying notes are an integral part of the financial statements.
24	|	DWS ESG Global Bond Fund

Statement of Operations
for the six months ended April 30, 2022 (Unaudited)

Investment Income
Income:
Interest	$ 568,887
Income distributions — DWS Central Cash Management Government Fund	1,122
Securities lending income, net of borrower rebates	1,670
Total income	571,679
Expenses:
Management fee	96,793
Administration fee	30,287
Services to shareholders	67,255
Distribution and service fees	10,604
Custodian fee	6,758
Audit fee	28,448
Legal fees	30,982
Tax fees	4,494
Reports to shareholders	12,326
Registration fees	29,721
Directors' fees and expenses	2,113
Other	7,068
Total expenses before expense reductions	326,849
Expense reductions	(95,952)
Total expenses after expense reductions	230,897
Net investment income	340,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,931,296)
Swap contracts	50,644
Futures	346,534
Forward foreign currency contracts	844,023
Foreign currency	(3,350)
(693,445)
Change in net unrealized appreciation (depreciation) on:
Investments	(6,085,760)
Futures	634,630
Forward foreign currency contracts	996,977
Foreign currency	(67,751)
(4,521,904)
Net gain (loss)	(5,215,349)
Net increase (decrease) in net assets resulting from operations	$ (4,874,567)
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	25

Statements of Changes in Net Assets
	Six Months Ended April 30, 2022	Year Ended October 31,
Increase (Decrease) in Net Assets	(Unaudited)	2021
Operations:
Net investment income	$ 340,782	$ 501,788
Net realized gain (loss)	(693,445)	(152,382)
Change in net unrealized appreciation (depreciation)	(4,521,904)	(1,083,044)
Net increase (decrease) in net assets resulting from operations	(4,874,567)	(733,638)
Distributions to shareholders:
Class A	(35,562)	(66,437)
Class C	(73)	—
Class S	(268,054)	(486,488)
Institutional Class	(4,974)	(3,290) *
Total distributions	(308,663)	(556,215)
Fund share transactions:
Proceeds from shares sold	3,609,848	11,005,078
Reinvestment of distributions	276,368	503,616
Payments for shares redeemed	(3,946,752)	(12,709,385)
Net increase (decrease) in net assets from Fund share transactions	(60,536)	(1,200,691)
Increase (decrease) in net assets	(5,243,766)	(2,490,544)
Net assets at beginning of period	64,650,266	67,140,810
Net assets at end of period	$59,406,500	$ 64,650,266
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through October 31, 2021.

The accompanying notes are an integral part of the financial statements.
26	|	DWS ESG Global Bond Fund

Financial Highlights
DWS ESG Global Bond Fund — Class A
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.48	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income[a]	.04	.05	.10	.21	.23	.22
Net realized and unrealized gain (loss)	(.76)	(.18)	.26	.67	(.53)	.10
Total from investment operations	(.72)	(.13)	.36	.88	(.30)	.32
Less distributions from:
Net investment income	(.04)	(.06)	(.05)	(.18)	(.20)	(.20)
Return of capital	—	—	(.07)	(.04)	—	—
Total distributions	(.04)	(.06)	(.12)	(.22)	(.20)	(.20)
Redemption fees	—	—	—	—	—	.00 *
Net asset value, end of period	$8.72	$9.48	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(7.66) **	(1.33)	3.85	10.19	(3.26)	3.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	10	11	10	10	13
Ratio of expenses before expense reductions (%)	1.22 ***	1.18	1.20	1.32	1.29	1.35
Ratio of expenses after expense reductions (%)	.95 ***	1.00	.95	1.00	.90	.99
Ratio of net investment income (%)	.88 ***	.56	1.07	2.33	2.53	2.36
Portfolio turnover rate (%)	89 **	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	27

DWS ESG Global Bond Fund — Class C
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.47	$9.67	$9.43	$8.77	$9.27	$9.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.02)	.04	.15	.16	.15
Net realized and unrealized gain (loss)	(.77)	(.18)	.25	.66	(.53)	.11
Total from investment operations	(.76)	(.20)	.29	.81	(.37)	.26
Less distributions from:
Net investment income	(.00) *	—	(.02)	(.12)	(.13)	(.14)
Return of capital	—	—	(.03)	(.03)	—	—
Total distributions	(.00) *	—	(.05)	(.15)	(.13)	(.14)
Redemption fees	—	—	—	—	—	.00 *
Net asset value, end of period	$8.71	$9.47	$9.67	$9.43	$8.77	$9.27
Total Return (%)[b,c]	(7.98) **	(2.07)	3.09	9.37	(3.98)	2.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.2	.3	1	1	2
Ratio of expenses before expense reductions (%)	2.21 ***	2.10	2.03	2.12	2.08	2.12
Ratio of expenses after expense reductions (%)	1.70 ***	1.75	1.70	1.75	1.65	1.74
Ratio of net investment income (loss) (%)	.13 ***	(.20)	.38	1.60	1.79	1.60
Portfolio turnover rate (%)	89 **	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
28	|	DWS ESG Global Bond Fund

DWS ESG Global Bond Fund — Class S
	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.47	$9.65	$9.41	$8.76	$9.26	$9.13
Income (loss) from investment operations:
Net investment income[a]	.05	.08	.12	.23	.25	.24
Net realized and unrealized gain (loss)	(.76)	(.17)	.26	.67	(.52)	.12
Total from investment operations	(.71)	(.09)	.38	.90	(.27)	.36
Less distributions from:
Net investment income	(.05)	(.09)	(.06)	(.20)	(.23)	(.23)
Return of capital	—	—	(.08)	(.05)	—	—
Total distributions	(.05)	(.09)	(.14)	(.25)	(.23)	(.23)
Redemption fees	—	—	—	—	—	.00 *
Net asset value, end of period	$8.71	$9.47	$9.65	$9.41	$8.76	$9.26
Total Return (%)[b]	(7.55) **	(.99)	4.12	10.36	(3.02)	3.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	54	56	47	48	57
Ratio of expenses before expense reductions (%)	1.02 ***	.97	.94	1.03	1.01	1.06
Ratio of expenses after expense reductions (%)	.70 ***	.75	.70	.75	.65	.74
Ratio of net investment income (%)	1.13 ***	.81	1.30	2.58	2.79	2.59
Portfolio turnover rate (%)	89 **	47	104	167	183	116
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the financial statements.
DWS ESG Global Bond Fund	|	29

DWS ESG Global Bond Fund — Institutional Class
	Six Months Ended 4/30/22	Period Ended
	(Unaudited)	10/31/21 [a]
Selected Per Share Data
Net asset value, beginning of period	$9.46	$9.70
Income (loss) from investment operations:
Net investment income[b]	.05	.07
Net realized and unrealized gain (loss)	(.75)	(.23)
Total from investment operations	(.70)	(.16)
Less distributions from:
Net investment income	(.05)	(.08)
Net asset value, end of period	$8.71	$9.46
Total Return (%)[c]	(7.46) *	(1.68) *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	980	1,030
Ratio of expenses before expense reductions (%)	.87 **	.96 **
Ratio of expenses after expense reductions (%)	.70 **	.76 **
Ratio of net investment income (%)	1.13 **	.86 **
Portfolio turnover rate (%)	89 *	47 [d]
[a]	For the period from December 1, 2020 (commencement of operations) to October 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
30	|	DWS ESG Global Bond Fund

Notes to Financial Statements	(Unaudited)
A.	Organization and Significant Accounting Policies
DWS ESG Global Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS ESG Global Bond Fund	|	31

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is
32	|	DWS ESG Global Bond Fund

purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of April 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of April 30, 2022, the Fund had securities on loan, which were classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
DWS ESG Global Bond Fund	|	33

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
34	|	DWS ESG Global Bond Fund

At October 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $2,088,000, including short-term losses ($310,000) and long-term losses ($1,778,000), which may be applied against realized net taxable capital gains indefinitely.
At April 30, 2022, the aggregate cost of investments for federal income tax purposes was $62,586,207. The net unrealized depreciation for all investments based on tax cost was $5,776,356. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $19,326 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,795,682.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
DWS ESG Global Bond Fund	|	35

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes with the exception of securities in default of principal.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of
36	|	DWS ESG Global Bond Fund

the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
DWS ESG Global Bond Fund	|	37

There were no open credit default swap contracts as of April 30, 2022. For the six months ended April 30, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $4,880,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2022, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of April 30, 2022, is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,703,000 to $8,060,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,340,000 to $23,453,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
38	|	DWS ESG Global Bond Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of April 30, 2022, is included in the table following the Fund’s Investment Portfolio. For the six months ended April 30, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $19,699,000 to $22,451,000.
The following tables summarize the value of the Fund’s derivative instruments held as of April 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,018,120	$ 1,018,120
Foreign Exchange Contracts (b)	1,419,026	—	1,419,026
	$ 1,419,026	$ 1,018,120	$ 2,437,146
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$ (327,957)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months
DWS ESG Global Bond Fund	|	39

ended April 30, 2022 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 346,534	$ 346,534
Credit Contracts (a)	—	50,644	—	50,644
Foreign Exchange Contracts (a)	844,023	—	—	844,023
	$844,023	$50,644	$ 346,534	$1,241,201
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 634,630	$ 634,630
Foreign Exchange Contracts (a)	996,977	—	996,977
	$ 996,977	$ 634,630	$ 1,631,607
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of April 30, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and
40	|	DWS ESG Global Bond Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$ 262,125	$ —	$ —	$ —	$ 262,125
State Street Bank and Trust	1,156,901	—	(1,156,901)	—	—
	$ 1,419,026	$ —	$ (1,156,901)	$ —	$ 262,125
(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.	Purchases and Sales of Securities
During the six months ended April 30, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$27,870,374	$36,699,567
U.S. Treasury Obligations	$24,160,722	$15,056,036
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.31%.
For the period from November 1, 2021 through February 28, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
DWS ESG Global Bond Fund	|	41

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.95%
Class C	1.70%
Class S	.70%
Institutional Class	.70%
For the six months ended April 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 12,371
Class C	446
Class S	82,291
Institutional Class	844
$ 95,952
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2022, the Administration Fee was $30,287, of which $4,807 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2022
Class A	$ 5,039	$ 1,745
Class C	244	80
Class S	20,586	7,037
Institutional Class	51	19
	$ 25,920	$ 8,881
In addition, for the six months ended April 30, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided
42	|	DWS ESG Global Bond Fund

by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 3,642
Class C	103
Class S	30,522
Institutional Class	198
$ 34,465
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2022
Class C	$ 651	$ 101
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2022	Annualized Rate
Class A	$ 9,740	$ 4,189.21%
Class C	213	76.25%
	$ 9,953	$ 4,265
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2022 aggregated $24.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2022, there was
DWS ESG Global Bond Fund	|	43

no CDSC for Class C Shares. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended April 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $962, of which $170 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $125.
E.	Investing in Emerging Markets
Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets. There is also substantially less publicly available information about emerging market issuers than there is about issuers in developed countries. Therefore,
44	|	DWS ESG Global Bond Fund

disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of issuers in developed countries. Investments in emerging markets are often considered speculative.
Russia’s recent military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
F.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2022.
G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	21,014	$ 195,201	40,415	$ 389,449
Class C	355	3,296	5,040	49,001
Class S	344,615	3,180,571	985,793	9,473,056
Institutional Class	25,362	230,780	113,670 *	1,093,572 *
		$ 3,609,848		$ 11,005,078
DWS ESG Global Bond Fund	|	45

	Six Months Ended April 30, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	3,321	$ 30,343	5,981	$ 57,405
Class C	8	73	—	—
Class S	26,419	240,978	46,242	442,921
Institutional Class	546	4,974	345 *	3,290 *
		$ 276,368		$ 503,616
Shares redeemed
Class A	(81,720)	$ (757,877)	(162,679)	$ (1,564,242)
Class C	(927)	(8,640)	(14,932)	(142,029)
Class S	(324,044)	(2,977,330)	(1,142,575)	(10,953,634)
Institutional Class	(22,221)	(202,905)	(5,189) *	(49,480) *
		$ (3,946,752)		$ (12,709,385)
Net increase (decrease)
Class A	(57,385)	$ (532,333)	(116,283)	$ (1,117,388)
Class C	(564)	(5,271)	(9,892)	(93,028)
Class S	46,990	444,219	(110,540)	(1,037,657)
Institutional Class	3,687	32,849	108,826 *	1,047,382 *
		$ (60,536)		$ (1,200,691)
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through October 31, 2021.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the
46	|	DWS ESG Global Bond Fund

probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS ESG Global Bond Fund	|	47

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2021 to April 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
48	|	DWS ESG Global Bond Fund

Expenses and Value of a $1,000 Investment
for the six months ended April 30, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/22	$ 923.40	$ 920.20	$ 924.50	$ 925.40
Expenses Paid per $1,000*	$ 4.53	$ 8.09	$ 3.34	$ 3.34
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/22	$1,020.08	$1,016.36	$1,021.32	$1,021.32
Expenses Paid per $1,000*	$ 4.76	$ 8.50	$ 3.51	$ 3.51
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG Global Bond Fund	.95%	1.70%	.70%	.70%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
DWS ESG Global Bond Fund	|	49

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
50	|	DWS ESG Global Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
DWS ESG Global Bond Fund	|	51

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
52	|	DWS ESG Global Bond Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not
DWS ESG Global Bond Fund	|	53

unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors
54	|	DWS ESG Global Bond Fund

may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS ESG Global Bond Fund	|	55

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
56	|	DWS ESG Global Bond Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZGAX	SZGCX	SSTGX	DGBIX
CUSIP Number	25156A 734	25156A 759	25156A 767	25156A 569
Fund Number	461	761	2061	1461
DWS ESG Global Bond Fund	|	57

Privacy Statement
FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes —such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

58	|	DWS ESG Global Bond Fund

Who we are
Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.
How does DWS collect my personal information?	We collect your personal information, for example, when you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments
Why can’t I limit all sharing?	Federal law gives you the right to limit only
— sharing for affiliates’ everyday business purposes
— information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB” ) name, such as
DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.
California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.
Rev. 12/2021
DWS ESG Global Bond Fund	|	59

222 South Riverside Plaza
Chicago, IL 60606-5808
DEGBF-3
(R-027569-11 6/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2022